DELAWARE-VOYAGEUR UNIT INVESTMENT TRUST, SERIES 10

                Supplement to the Prospectus dated May 22, 1997

         Notwithstanding anything to the contrary in the Prospectus, the name "Voyageur Fund Managers, Inc." appearing on both the front and back covers of the Prospectus may, on certain copies of the Prospectus, be replaced with the name "Cohig & Associates, Inc."

May 27, 1997